UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 10, 2007

Black Gaming, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-123179	20-8160036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10777 W Twain Ave, Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 318-6860

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 of this report, which disclosure is incorporated into this Item 1.01 by reference.

Item 1.02  Termination of a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 of this report, which disclosure is incorporated into this Item 1.02 by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2007, Jason Goudie gave us notice of his intent to resign as our Chief Financial Officer effective January 6, 2008.  As a result of his resignation, the Executive Employment Agreement dated May 14, 2007 made by us with Mr. Goudie will terminate on the effective date of Mr. Goudie’s resignation.  The Executive Employment Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2007 and is incorporated herein by reference.

Effective January 7, 2008, Sean McKay will serve as our Chief Accounting Officer.  Mr. McKay will also serve as the Chief Accounting Officer of our direct and indirect wholly owned subsidiaries Virgin River Casino Corporation, RBG, LLC and B & B B, Inc.  Mr. McKay is 30 years old and is a Certified Public Accountant in the State of Nevada.

Mr. McKay has been employed by us as our Corporate Controller since July 2005. Prior to that time, Mr. McKay was employed by Avery Dennison as the General Accounting Manager since May 2002.

There are no family relationships between Mr. McKay and any of our other executive officers or directors, and there are no related-party transactions involving Mr. McKay.  None of the companies with which Mr. McKay was employed for prior to us is affiliated with us.

The material terms of Mr. McKay’s employment as our Chief Accounting Officer are summarized below.

Mr. McKay’s base salary will be $180,000 per year plus an additional nondiscretionary annual bonus up to $70,000 based on certain personal and Company performance measures as determined by us.  We have also agreed to pay Mr. McKay a payment equal to one year of his base salary, upon a change in control. Mr. McKay is also able to participate in our employee benefit programs and plans generally made available to our executives or salaried employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Gaming, LLC

Date: December 14, 2007
	By:	/s/ Robert R. Black, Sr.
Robert R. Black, Sr.
	Its:	Chief Executive Officer